UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2013

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K dated November 7, 2013 of Synaptics Incorporated, a Delaware corporation, filed with the U.S. Securities and Exchange Commission on November 12, 2013, relating to the acquisition of Validity Sensors, Inc., a Delaware corporation (“Validity”), to include the information set forth below:

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the financial statements of Validity are not required to be filed pursuant to Item 3.05(b) of Regulation S-X.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b), the pro forma financial information is not required to be filed pursuant to Article 11 of Regulation S-X.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: January 21, 2014	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Senior Vice President, Chief Financial Officer,
Secretary, and Treasurer